EXHIBIT 99.1

                        QUARTERLY REPORT TO SHAREHOLDERS



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                                                            QUARTERLY

                                                             REPORT





                                                 -------------------------------

                                                 Nicolet
                                                 BANKSHARES, INC.

                                                 Banking. We take it personally.

                                                 -------------------------------


                                                 September 30, 2003

MEMBER
FDIC


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October 2003


Dear Shareholders:

2003 continues to be a strong year for Nicolet. We have a pre-tax profit of $1,275M through nine months. The year reflects the success of our general banking strategy.

Mortgage rates rose sharply in June and July. This higher rate environment reflects a growing confidence that the economy is strengthening. This is a favorable development for our customers and therefore for Nicolet. One of the near term consequences is significantly reduced mortgage fee income. Our quarterly income continues to exceed planned levels, but it has softened with the fall off in mortgage fee income.

We have entered into a definitive agreement to purchase the Menominee, MI branch of Republic Bank. This will strengthen or core deposit base and continue our growing presence in the Marinette/Menominee area. We anticipate closing on the purchase in December.

November marks the third anniversary of Nicolet National
Bank. We are thrilled with the enthusiastic response of the customers and the community. We look forward to the coming years.

Sincerely,



/s/ Robert B. Atwell
Robert B. Atwell
President & CEO



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ASSETS (dollar amount in thousands)
-----------------------------------------------------------

Cash and balances due from
  depository institutions . . . . . . . . . . . . . . 9,897

Securities. . . . . . . . . . . . . . . . . . . . . .29,772

Federal funds sold. . . . . . . . . . . . . . . . . . 5,437

Loans . . . . . . . . . . . . . . . . . . . . . . . 257,352
    LESS: Allowance for loan losses . . . . . . . . . 3,348
    Net loans . . . . . . . . . . . . . . . . . . . 254,004

Premises and fixed assets  . . . . . . . . . . . . . .2,461

Other assets. . . . . . . . . . . . . . . . . . . . . 8,310

Total assets. . . . . . . . . . . . . . . . . . . . 309,881

LIABILITIES
-----------------------------------------------------------

Deposits
    Non-interest-bearing. . . . . . . . . . . . . . .30,797
    Interest-bearing. . . . . . . . . . . . . . . . 242,003

Total Deposits. . . . . . . . . . . . . . . . . . . 272,800

Federal funds purchased and securities sold under
  agreements to repurchase. . . . . . . . . . . . . . 3,401

Other liabilities . . . . . . . . . . . . . . . . . . 1,557

Total liabilities . . . . . . . . . . . . . . . . . 277,758

EQUITY CAPITAL
-----------------------------------------------------------

Common Stock. . . . . . . . . . . . . . . . . . . . . . .30

Surplus . . . . . . . . . . . . . . . . . . . . . . .32,095

Retained earnings . . . . . . . . . . . . . . . . . . (199)
Accumulated other comprehensive income. . . . . . . . . 197

Total equity capital. . . . . . . . . . . . . . . . .32,123

Total liabilities and capital . . . . . . . . . . . 309,881



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INCOME STATEMENT (dollar amount in thousands)
-----------------------------------------------------------

Interest Income . . . . . . . . . . . . . . . . . . .11,047

Interest Expense. . . . . . . . . . . . . . . . . . . 5,479

Net interest Income . . . . . . . . . . . . . . . . . 5,568

Provision for Loan and Lease Losses . . . . . . . . . 1,723

Non-interest income
        Income from fiduciary activities. . . . . . . . 403
        Service charges on deposit accounts . . . . . . 324
        Other non-interest income . . . . . . . . . . 1,900
        Total non-interest income . . . . . . . . . . 2,627

Non-interest expense
        Salaries and employee benefits. . . . . . . . 2,809
        Other non-interest expense. . . . . . . . . . 2,388
        Total non-interest expense. . . . . . . . . . 5,197

Income (loss) before taxes. . . . . . . . . . . . . . 1,275

Income Taxes. . . . . . . . . . . . . . . . . . . . . . 420

Net Income. . . . . . . . . . . . . . . . . . . . . . . 855


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                                    Nicolet
                                  NATIONAL BANK

                              www.nicoletbank.com

                            110 S. Washington Street
                                  PO Box 23900
                            Green Bay, WI 54305-3900

                                2009 Hall Avenue
                              Marinette, WI 54143


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